[UBS SERIES TRUST]

January 14, 2008

Via Edgar

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	UBS Series Trust (the "Trust")
(File Nos. 33-10438 and 811-04919)

Dear Sir or Madam:

                  Please disregard the Rule 497 submission made on January 11, 2008 under SEC accession number 0001209286-08-000027 (the "Submission") for the Trust. The Submission was made in error because it was submitted under the wrong CIK number. The Submission should have been submitted under the CIK of UBS Investment Trust. A Rule 497 submission with the correct CIK number under SEC accession number 0001209286-08-000030 for UBS Investment Trust was transmitted and accepted on January 11, 2008.

Please do not hesitate to contact the undersigned at (212) 882-5546 if you have any questions or require additional information.

Sincerely,

/s/ Eric Sanders
Eric Sanders
Vice President and Assistant Secretary